Capital Group Dividend Growers ETF
Investment portfolio
August 31, 2024
unaudited

Common stocks 94.72% Industrials 19.44%	Shares	Value (000)
RTX Corp.	245,431	$30,272
Broadridge Financial Solutions, Inc.	91,428	19,461
Carrier Global Corp.	247,905	18,043
FedEx Corp.	55,836	16,682
UL Solutions, Inc., Class A	268,665	14,653
BAE Systems PLC	722,601	12,935
RELX PLC	261,871	12,171
Airbus SE, non-registered shares	77,590	11,906
Mitsubishi Corp.	569,000	11,727
Paychex, Inc.	87,737	11,511
Hitachi, Ltd.	453,800	11,088
Northrop Grumman Corp.	21,160	11,071
Canadian National Railway Co. (CAD denominated)	90,507	10,664
ITOCHU Corp.	189,500	9,989
Trinity Industries, Inc.	298,586	9,856
Ryanair Holdings PLC (ADR)	85,830	9,567
Norfolk Southern Corp.	31,984	8,193
		229,789
Financials 14.68%
Morgan Stanley	171,158	17,734
Banca Generali SpA	382,891	17,074
DBS Group Holdings, Ltd.	572,470	15,951
London Stock Exchange Group PLC	113,010	15,212
Intact Financial Corp.	75,580	14,224
CME Group, Inc., Class A	62,348	13,451
Kaspi.kz JSC (ADR)	102,282	13,392
JPMorgan Chase & Co.	51,689	11,620
AIA Group, Ltd.	1,548,400	11,010
Truist Financial Corp.	233,229	10,369
Webster Financial Corp.	210,052	9,963
KB Financial Group, Inc. (ADR)	148,516	9,636
East West Bancorp, Inc.	110,775	9,313
UniCredit SpA	112,307	4,640
		173,589
Information technology 13.88%
Broadcom, Inc.	252,134	41,053
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	234,813	40,317
SAP SE	102,848	22,479
Accenture PLC, Class A	56,641	19,368
KLA Corp.	20,458	16,764
Texas Instruments, Inc.	45,562	9,766
Fujitsu, Ltd.	463,600	8,491
Tokyo Electron, Ltd.	33,200	5,860
		164,098
Capital Group Dividend Growers ETF — Page 1 of 5

unaudited
Common stocks (continued) Consumer staples 9.76%	Shares	Value (000)
Philip Morris International, Inc.	261,998	$32,302
Imperial Brands PLC	494,585	14,160
Danone SA	191,731	13,310
Nestlé SA	121,481	13,008
British American Tobacco PLC	325,407	12,120
Anheuser-Busch InBev SA/NV	173,721	10,619
Constellation Brands, Inc., Class A	33,814	8,139
Dollar General Corp.	85,478	7,092
Carlsberg A/S, Class B	39,633	4,651
		115,401
Health care 9.21%
UnitedHealth Group, Inc.	34,152	20,157
Eli Lilly and Co.	20,182	19,375
Abbott Laboratories	123,669	14,008
Merck & Co., Inc.	101,268	11,995
Amgen, Inc.	35,524	11,859
AbbVie, Inc.	55,094	10,815
Bristol-Myers Squibb Co.	213,528	10,666
AstraZeneca PLC	57,196	9,971
		108,846
Consumer discretionary 7.05%
Industria de Diseño Textil, SA	348,704	18,880
Starbucks Corp.	130,801	12,370
LVMH Moët Hennessy-Louis Vuitton SE	16,403	12,226
Tractor Supply Co.	37,995	10,165
YUM! Brands, Inc.	61,310	8,272
Bridgestone Corp.	209,600	8,147
Galaxy Entertainment Group, Ltd.	1,849,000	7,161
Kering SA	19,779	5,663
Stellantis NV	27,328	457
		83,341
Utilities 6.82%
Engie SA	1,105,821	19,472
Iberdrola, SA, non-registered shares	1,195,851	16,947
Edison International	184,982	16,099
SSE PLC	606,880	15,040
AES Corp.	432,481	7,408
CenterPoint Energy, Inc.	207,583	5,667
		80,633
Real estate 6.19%
VICI Properties, Inc. REIT	855,119	28,629
Welltower, Inc. REIT	130,591	15,760
Rexford Industrial Realty, Inc. REIT	294,495	14,996
Link REIT	1,907,000	9,024
Longfor Group Holdings, Ltd.	4,221,000	4,769
		73,178
Capital Group Dividend Growers ETF — Page 2 of 5

unaudited
Common stocks (continued) Energy 3.81%	Shares	Value (000)
BP PLC	2,912,773	$16,426
TotalEnergies SE	210,283	14,456
TC Energy Corp.	305,984	14,172
		45,054
Communication services 2.69%
Koninklijke KPN NV	3,944,806	16,104
T-Mobile US, Inc.	42,323	8,410
América Móvil, SAB de CV, Class B (ADR)	440,309	7,292
		31,806
Materials 1.19%
Dow, Inc.	138,331	7,412
Vale SA (ADR), ordinary nominative shares	626,532	6,591
		14,003
Total common stocks (cost: $1,043,210,000)		1,119,738
Short-term securities 5.12% Money market investments 5.12%
Capital Group Central Cash Fund 5.30%[1,2]	605,236	60,542
Total short-term securities (cost: $60,527,000)		60,542
Total investment securities 99.84% (cost: $1,103,737,000)		1,180,280
Other assets less liabilities 0.16%		1,894
Net assets 100.00%		$1,182,174
Investments in affiliates2

	Value at 6/1/2024 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 8/31/2024 (000)	Dividend or interest income (000)
Short-term securities 5.12%
Money market investments 5.12%
Capital Group Central Cash Fund 5.30%[1]	$13,229	$89,708	$42,406	$(2)	$13	$60,542	$422

[1]	Rate represents the seven-day yield at 8/31/2024.
[2]	Part of the same "group of investment companies" as the fund as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
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unaudited
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
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unaudited
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At August 31, 2024, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
CAD = Canadian dollars
REIT = Real Estate Investment Trust
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2024 Capital Group. All rights reserved.
ETGEFP1-310-1024
Capital Group Dividend Growers ETF — Page 5 of 5